UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2021 (July 9, 2021)

Sunlight Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39739	85-2599566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Tryon Street, Suite 1000, Charlotte, NC 28246
(Address of principal executive offices, including zip code)

(888) 315-0822
(Registrant’s telephone number, including area code)

Spartan Acquisition Corp. II 9 West 57th Street, 43rd Floor New York, NY 10019
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, par value $0.0001 per share	SUNL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SUNL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with
any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Cautionary Note Regarding Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Such forward-looking statements relate to, among other things, the operating performance of our investments, the stability of our earnings, our financing needs, and the size and attractiveness of market opportunities. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward-looking statements are based on certain assumptions; discuss future expectations; describe future plans and strategies; contain projections of results of operations, cash flows, or financial condition; or state other forward-looking information. Our ability to predict results or the actual outcome of future plans or strategies is inherently limited. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. These forward-looking statements involve risks, uncertainties, and other factors that may cause our actual results in future periods to differ materially from forecasted results.

In addition, the Company cautions you that the forward-looking statements regarding the Company, which are included in this Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”), are subject to the following factors:
•Sunlight has incurred net losses in the past, and Sunlight may be unable to sustain profitability in the future.
•The ongoing COVID-19 pandemic and other health epidemics and outbreaks could adversely affect Sunlight’s business, results of operations and financial condition.
•If Sunlight fails to manage its operations and growth effectively, Sunlight may be unable to execute its business plan, maintain high levels of customer services and support or adequately address competitive challenges.
•Sunlight may in the future expand to new industry verticals outside of the U.S. solar system and home improvement industries, and failure to comply with applicable regulations, accurately predict demand or growth, or build a process valued in those new industries could have an adverse effect on Sunlight’s business.
•To the extent that Sunlight seeks to grow through future acquisitions, or other strategic investments or alliances, Sunlight may not be able to do so effectively.
•A material reduction in the retail price of electricity charged by electric utilities, other retail electricity providers, or other energy sources as compared to potential savings for purchasing and using a solar system or an increase in pricing for purchasing and using a solar system above the cost of other energy sources could result in a lower demand for solar systems, which could have an adverse impact on Sunlight’s business, results of operations and financial condition.
•Sunlight’s inability to compete successfully or maintain or improve Sunlight’s market share and margins could adversely affect its business.
•Cyber-attacks and other security breaches could have an adverse effect on Sunlight’s business.
•Disruptions in the operation of Sunlight’s computer systems and those of its critical third-party service providers and capital providers could have an adverse effect on Sunlight’s business.
•Existing regulations and policies and changes to these regulations and policies may present technical, regulatory, and economic barriers to the purchase and use of solar energy systems, which may significantly reduce demand for our loan products.
•Sunlight’s growth is dependent on its contractor network and in turn the quality of the service and products they provide to their customers, and Sunlight’s failure to retain or replace existing contractors, to grow its contractor network or the number of Sunlight loans offered through its existing network, or increases in loan delinquencies due to any deficiencies in Sunlight’s contractor underwriting practices, could adversely impact Sunlight’s business.
•Sunlight’s revenue is impacted, to a significant extent, by the general economy and the financial performance of its capital providers and contractors.
•If assumptions or estimates Sunlight uses in preparing its financial statements are incorrect or are required to change, Sunlight’s reported results of operations, liquidity, and financial condition may be adversely affected.
•Sunlight’s management has limited experience in operating a public company.
•A significant portion of Sunlight’s total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of its Class A Common Stock to drop significantly, even if its business is doing well.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Introductory Note

As previously reported in the Current Report on Form 8-K filed by the registrant on July 15, 2021 (first filing), (the “Original Report”), on July 9, 2021 (the “Closing Date”), the registrant consummated the previously announced transactions contemplated by the Business Combination Agreement (the “Business Combination Agreement”), dated as of January 23, 2021, by and among Spartan Acquisition Corp. II, a Delaware corporation (“Spartan”), SL Invest I Inc., a Delaware corporation and wholly-owned subsidiary of Spartan (“MergerCo1”), SL Invest II LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“MergerCo2”), SL Financial Investor I LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“Holdings I”), SL Financial Investor II LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“Holdings II”), SL Financial Holdings Inc., a Delaware corporation and wholly-owned subsidiary of Spartan (“Spartan Sub”), SL Financial LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan Sub, Sunlight Financial LLC, a Delaware limited liability company (“Sunlight”), FTV-Sunlight, Inc., a Delaware corporation, and Tiger Co-Invest B Sunlight Blocker LLC, a Delaware limited liability company. The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.” Upon the completion of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions,” and such completion, the “Closing”), the post‑combination company is organized in an “Up-C” structure, such that all of the material assets of the combined company are held by Sunlight, and the only material asset of the Company (together with its wholly-owned subsidiaries, Spartan Sub, Holdings I and Holdings II) is its indirect equity interests in Sunlight.

In connection with the Closing, the registrant changed its name from “Spartan Acquisition Corp. II” to “Sunlight Financial Holdings Inc.” Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including Sunlight and its subsidiaries, after the Closing, and “Spartan” refers to the registrant prior to the Closing.

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of Sunlight as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sunlight for the three and six months ended June 30, 2021 and 2020 and (iii) the unaudited pro forma condensed combined financial information of Spartan and Sunlight as of and for the six months ended June 30, 2021.

Except as set forth herein, no other modifications have been made to the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Business and Properties
The information set forth in the section of the Registration Statement filed pursuant to Form S-1 (File No: 333-258338), filed on July 30, 2021 (“Form S-1”) entitled “Business” beginning on page 103 is incorporated herein by reference.

Risk Factors
The information set forth in Exhibit 99.7 to this Amendment No. 1 is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information
The information set forth in Exhibit 99.5 to this Amendment No. 1 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations
The information set forth in Exhibit 99.4 to this Amendment No. 1 is incorporated herein by reference.

Executive Compensation
The information set forth in the section of the Form S-1 entitled “Executive Compensation” beginning on page 129 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management
The information set forth in the section of the Form S-1 entitled “Beneficial Ownership of Securities” beginning on page 151 is incorporated herein by reference.

Directors and Executive Officers
The information set forth in the section of the Form S-1 entitled “Management” beginning on page 122 is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence
The information set forth in the section of the Form S-1 entitled “Certain Relationships and Related Party Transactions” beginning on page 164 is incorporated herein by reference.

Legal Proceedings
The information set forth in the section of the Form S-1 entitled “Business—Legal Proceedings” beginning on page 121 is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
The information set forth in the section of the Form S-1 entitled “Market Price For Securities and Dividend Policy” beginning on page 55 is incorporated herein by reference.

Certain Indebtedness
The information set forth in the section of the Form S-1 entitled “Market Price For Securities and Dividend Policy—Certain Indebtedness” beginning on page 55 is incorporated herein by reference.

Recent Sales of Unregistered Securities
The information set forth in the section of the Form S-1 entitled “Recent Sales of Unregistered Securities” beginning on page II-1 is incorporated herein by reference.

Description of Registrant’s Securities
The information set forth in the section of the Form S-1 entitled “Description of Securities” beginning on page 139 is incorporated herein by reference.

Indemnification of Directors and Officers
The information set forth in the section of the Form S-1 entitled “Certain Relationships and Related Party Transactions—Indemnification Agreements” beginning on page 167 is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits
The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 2.02.    Results of Operation and Financial Condition.

The information set forth under Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.6 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Spartan, as of June 30, 2021 and for the three and six months ended June 30, 2021, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Spartan for the three and six months ended June 30, 2021.

The unaudited condensed consolidated financial statements of Sunlight, as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference. Also included as Exhibit 99.4 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sunlight for the three and six months ended June 30, 2021 and 2020.

(b)    Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

(d)    Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

Exhibit Number	Description
99.1	Unaudited Consolidated Financial Statements of Spartan Acquisition Corp. II as of June 30, 2021 and December 31, 2020 and for the Three and Six Months Ended June 30, 2021.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations of Spartan Acquisition Corp. II for the Three and Six Months Ended June 30, 2021.
99.3	Unaudited Condensed Consolidated Financial Statements of Sunlight Financial LLC as of June 30, 2021 and December 31, 2020 and for the Three and Six Months Ended June 30, 2021 and 2020.
99.4	Management's Discussion and Analysis of Financial Condition and Results of Operations of Sunlight Financial LLC for the Three and Six Months ended June 30, 2021 and 2020.
99.5	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2021 and for the Six Months Ended June 30, 2021 and the Year Ended December 31, 2020.
99.6	Press Release, Dated August 16, 2021, Reporting Spartan Acquisition Corp. II's and Sunlight Financial LLC's Financial Results for the Second Quarter Ended June 30, 2021.
99.7	Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Barry Edinburg
Barry Edinburg
Chief Financial Officer
(Principal Financial Officer)
Date: August 16, 2021